UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 25, 2026

Date of Report (Date of earliest event reported)

Health In Tech, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42449	87-3545722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 S. Colorado Ave, Suite 1 Stuart, FL	34994
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 373-0333

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	HIT	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 25, 2026, Health In Tech, Inc., a Nevada corporation (the “Company”), announced that it has entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (each, a “Purchaser” and collectively, the “Purchasers”) relating to a private investment in public equity financing (the “PIPE”) for an aggregate of 5,600,000 shares of its common stock, par value $0.001 per share (the “Shares”). The gross proceeds to the Company from the PIPE are expected to be approximately $7.0 million before deducting placement agent fees and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the PIPE to expand sales distribution, advance technology development, support new product development, and for general corporate purposes and working capital. The transaction is expected to close on or about March 27, 2026, subject to the satisfaction of customary closing conditions.

In connection with the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with each Purchaser. Pursuant to the Registration Rights Agreement, and subject to certain exceptions contained therein, the Company is required to file a resale registration statement (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) to register the Shares for resale within thirty (30) calendar days of the date of the Registration Rights Agreement, to use its commercially reasonable efforts to have such Registration Statement declared effective within the time period set forth in the Registration Rights Agreement, and to keep the Registration Statement effective until the date that all registrable securities covered by the Registration Statement (i) have been sold, thereunder or pursuant to Rule 144 promulgated under the Securities Act (as defined below) (“Rule 144”), or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

The Purchase Agreement and the Registration Rights Agreement contain representations, warranties, covenants, indemnification and other provisions customary for transactions of this nature. The representations, warranties, covenants and agreements contained in the Purchase Agreement and the Registration Rights Agreement reflect negotiations between the parties to the Purchase Agreement and the Registration Rights Agreement and are not intended as statements of fact to be relied upon by stockholders, or any individual or other entity other than the parties. In particular, the representations, warranties, covenants and agreements in the Purchase Agreement and the Registration Rights Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement and Registration Rights Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Purchase Agreement and the Registration Rights Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement and the Registration Rights Agreement, and unless required by applicable law, the Company undertakes no obligation to update such information.

The Company also entered into a placement agency agreement (the “Placement Agency Agreement”) with Craig-Hallum Capital Group LLC, as the sole placement agent (the “Placement Agent”), dated March 25, 2026, pursuant to which the Placement Agent agreed to serve as the placement agent in connection with the PIPE in consideration for a cash placement fee and the reimbursement of certain out of pocket expenses, including those of its legal counsel. In addition, the Placement Agency Agreement requires the delivery of customary lock-up agreements from the directors and officers of the Company from the date of execution of the Placement Agency Agreement until 60 days after the effectiveness of the resale registration statement for the Shares, with such lock-up agreements containing customary carve-out provisions.

The Shares are being issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, each Purchaser represented that it is an “accredited investor” and is purchasing the Shares as principal for its own account and not with a view to or for distributing or reselling the Shares and the Company took appropriate measures to restrict the transfer of the Shares. The Shares were offered without any general solicitation by the Company or its representatives. Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements of the Securities Act.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement and the Placement Agency Agreement are qualified in their entirety by reference to the full text of each document, copies of which are filed hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The information under Item 1.01 of this Current Report on Form 8-K related to the Shares is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer, solicitation or sale of the Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 7.01 Regulation FD Disclosure.

On March 25, 2026, the Company issued a press release announcing the PIPE, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information furnished in Exhibit 99.1 hereto shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act or under the Exchange Act, unless the Company expressly sets forth in such future filings that such information is to be considered “filed” or incorporated by reference therein.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may include estimates or expectations about Health In Tech’s possible or assumed operational results, financial condition, business strategies and plans, market opportunities, competitive position, industry environment, and potential growth opportunities. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “design,” “target,” “aim,” “hope,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “project,” “potential,” “goal,” or other words that convey the uncertainty of future events or outcomes. These statements relate to future events or to Health In Tech’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause Health In Tech’s actual results, levels of activity, performance, or achievements to be different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Health In Tech’s control and which could, and likely will, affect actual results, levels of activity, performance or achievements. Some of the risks and uncertainties, although not all risks and uncertainties, that could cause the Company’s actual results to differ materially from those presented in its forward-looking statements are set forth in the “Risk Factors” section in the Company’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and all of its other filings with the SEC, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Any forward-looking statement reflects Health In Tech’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to Health In Tech’s operations, results of operations, growth strategy and liquidity. Health In Tech undertakes no obligation to update any forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of March 25, 2026, by and among Health In Tech, Inc., Craig-Hallum Capital Group LLC and the purchasers party thereto.
10.2	Registration Rights Agreement, dated as of March 25, 2026, by and among Health In Tech, Inc., Craig-Hallum Capital Group LLC and the holders party thereto.
10.3	Placement Agency Agreement, dated as of March 25, 2026, 2025, by and between Health In Tech, Inc. and Craig-Hallum Capital Group LLC.
99.1	Press release dated March 25, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2026

HEALTH IN TECH, INC.

By:	/s/ Tim Johnson
Name:	Tim Johnson
Title:	Chief Executive Officer

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